Dana Corporation 2004 4thQuarter & Full-Year Results February 23, 2005 (c) Dana Corporation, 2005 Certain statements contained in this presentation constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana's expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana's actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; increases in commodity costs, including steel, that cannot be recouped in product pricing; our ability and that of our customers to achieve projected sales and production levels; the continued availability of necessary goods and services from our suppliers; competitive pressures on our sales and pricing; the continued success of our cost reduction and cash management programs, long-term transformation and U.S. tax loss carryforward utilization strategies; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements in this presentation.

Agenda 2004 Highlights Mike Burns Financial summary Operational review Detailed Financial Review Bob Richter Fourth-quarter results Full-year results 2005 guidance 2005 Outlook Mike Burns (c) Dana Corporation. Dated February 23, 2005.

2004 Highlights Year-over-year sales increased 14% to $9.1 billion Renewed focus on global OE customers Adopted disciplined program management approach - from quotation to launch Improved PPM performance by more than 75% Excluding unusual items, net income increased 43% despite steel costs Added $700 million in net new business through 2007 Regained investment-grade credit rating (c) Dana Corporation. Dated February 23, 2005.

Financial Overview (c) Dana Corporation. Dated February 23, 2005. 2004 2003 Fourth Quarter 2004 2003 Full Year ($ Millions, except per share data)

2004 Sales Growth $9,056 million in 2004 vs. $7,918 million in 2003 Year-over-year increase of 14% Favorable currency - $300 million Increased volume/pricing - $440 million Net new business - $400 million (c) Dana Corporation. Dated February 23, 2005.

2004 Impacts on Net Income With DCC on an Equity Basis* Net income, excluding unusual items $262 Steel (70) Tax benefits 64 Unusual items, net of tax - Divestitures (30) - Realignments (54) - Debt repurchase (96) (Millions) (c) Dana Corporation. Dated February 23, 2005. *Comparable GAAP measures available at www.dana.com/investors

Automotive Systems Performance Sales OPAT 2004 2004 2003 2003 Chg. Chg. Steel Cost Q1 $1,757 $1,543 14% $71 $57 25% $1 Q2 1,767 1,532 15 72 66 9 7 Q3 1,583 1,432 11 46 52 (12) 13 Q4 1,738 1,569 11 49 67 (27) 20 Results $6,845 $6,076 13% $238 $242 (2)% $41 (Millions) 2004 (c) Dana Corporation. Dated February 23, 2005.

Heavy Vehicle Performance Sales OPAT 2004 2004 2003 2003 Chg. Chg. Q1 $587 $476 23% $24 $15 60% $1 Q2 601 519 16 31 19 63 3 Q3 570 488 17 26 23 13 3 Q4 599 516 16 25 22 14 7 Results $2,357 $1,999 18% $106 $79 34% $14 (Millions) (c) Dana Corporation. Dated February 23, 2005. Steel Cost 2004

Renewed Focus on Our Diverse Customer Base Next 5: PACCAR, Navistar, Renault-Nissan, Volvo Truck , Toyota Light Vehicle 0.6 Commercial 0.25 Off-Highway 0.15 Detroit Big 3 0.45 Next 5 0.18 Other 0.37 Based on full-year 2004 sales for continuing operations (c) Dana Corporation. Dated February 23, 2005.

OE Customer Focus Global business development Approaching customers as "Dana" New tools and robust processes "Batting average" clearly getting better Program management Consistent, disciplined, cross-functional approach: business development, engineering, purchasing, manufacturing, and finance PPM performance for all customers improved more than 75% year-over-year (c) Dana Corporation. Dated February 23, 2005.

Cumulative Net New Business Estimates based on Dana's review of the projected production schedules of our customers Automotive Systems Heavy Vehicle Technologies & Systems 2005 2006 2007 Pluses Minuses ($ Millions) Net $410M vs. 2004 Net $250M vs. 2005 Net $300M vs. 2006 (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 North American International Auto Show

23 Worldwide Production Launches

- BMW 5-Series AWD
- Cadillac STS-V
- Chevrolet Z06 Corvette
- Dodge Charger
- Ferrari Superamerica
- Ford Fusion
- Ford F-150 Harley-Davidson
- Honda Ridgeline
- *Infiniti M45/M35*
- *Kia Rio*
- Land Rover Range Rover Sport
- Lexus GX 470
- Lexus RX 330 Thundercloud
- Lincoln Zephyr
- Lincoln Mark LT
- Mercedes-Benz M-Class
- Mini Cooper S automatic
- *Mitsubishi Eclipse*
- Mitsubishi Raider
- Saturn Sky
- *Subaru B9 Tribeca*
- Toyota Avalon
- Porsche 911 Carrera, Carrera S Cabriolet

19 of 23 vehicles contain Dana products

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© Dana Corporation. Dated February 23, 2005.

Hummer H3 Z06 Corvette Land Rover LR3 Ford Escape Hybrid 2005 Launches (c) Dana Corporation. Dated February 23, 2005. Toyota Tacoma

Additions to Leadership Team Additions to Leadership Team Bruce C. Carver Chief Information Officer Centralized purchasing Supply base rationalization Paul Miller Chief Purchasing Officer (c) Dana Corporation. Dated February 23, 2005. Enterprise-wide systems Consolidating operations Consolidating operations Consolidating operations

Excluding Unusual Items AAG As Reported Q4 Income Statement With DCC on an Equity Basis* Unusual Items Debt Realignment DCC (c) Dana Corporation. Dated February 23, 2005. (Millions) *Comparable GAAP measures available at www.dana.com/investors

Automotive 1,738 1,569 11 49 67 (27) Heavy Vehicle 599 516 16 25 22 14 DCC 13 3 333 Other (37) (35) (6) (27) (45) 40 Results from Cont. Operations 2,300 2,050 12 60 47 28 Discontinued Ops.* 2 15 Unusual Items (195) 6 Consolidated 2,300 2,050 12 (133) 68 (296) % % $ $ $ $ 4th Quarter Segment Comparison Sales OPAT 2004 2004 2003 2003 Chg. Chg. (Millions) % % $ $ $ $ * Q4 sales from discontinued operations were $342 in 2004 vs. $473 in 2003% $ $ $ $ % (c) Dana Corporation. Dated February 23, 2005.

2004 Income Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated February 23, 2005. Excluding Unusual Items DCC As Reported Realignment AAG Knorr Unusual Items * Comparable GAAP measures available at www.dana.com/investors (Millions) Debt

Automotive 6,845 6,076 13 238 242 (2) Heavy Vehicle 2,357 1,999 18 106 79 34 DCC 29 21 38 Other (146) (157) (7) (163) (211) (23) Results from Cont. Operations 9,056 7,918 14 210 131 60 Discontinued Ops.* 52 52 Unusual Items (180) 39 Consolidated 9,056 7,918 14 82 222 (63) % % $ $ $ $ Full-Year Segment Comparison Sales OPAT 2004 2004 2003 2003 Chg. Chg. (Millions) % % $ $ $ $ * Sales from discontinued operations were $1,949 in 2004 vs. $2,153 in 2003% $ $ $ $ % (c) Dana Corporation. Dated February 23, 2005.

2004 2003 Fourth Quarter 2004 2003 Full Year Income Statement With DCC on an Equity Basis* (c) Dana Corporation. Dated February 23, 2005. * Comparable GAAP measures available at www.dana.com/investors (Millions)

2004 2003 Fourth Quarter 2004 2003 Full Year Cash Flow Statement With DCC on an Equity Basis * (c) Dana Corporation. Dated February 23, 2005. *Comparable GAAP measures available at www.dana.com/investors (Millions)

Capital Structure With DCC on an Equity Basis* (c) Dana Corporation. Dated February 23, 2005. *Comparable GAAP measures available at www.dana.com/investors

Net Debt and Capitalization Progress Net Debt/Capital % 12/1/2000 2732 0.51 3/1/2001 2767 0.532 6/1/2001 2824 0.543 9/1/2001 2764 0.539 12/1/2001 2590 0.569 3/2/2002 2563 0.612 6/2/2002 2501 0.588 9/2/2002 2388 0.588 12/2/2002 1964 0.57 3/3/2003 2138 0.574 6/3/2003 1999 0.528 9/3/2003 1899 0.507 12/3/2003 1683 0.451 3/4/2004 1820 0.464 6/4/2004 1765 0.452 9/4/2004 1979 0.469 12/30/2004 1281 0.345 ($ Millions) (c) Dana Corporation. Dated February 23, 2005.

December 31, 2004 Debt Portfolio Maturities do not reflect swap valuation adjustments (c) Dana Corporation. Dated February 23, 2005. 2005 2006 2007 2008 2009 2010 2011 2015 2028 2029 Domestic STD 250 Sr Notes 150 350 74.478 125.5 450 165.05 268.25 Other 38.952 6.07 5.785 3.38 2.828 175.522 720.83 289 6 6 153 75 352 126 Excluding DCC

December 31, 2004 Liquidity Excluding DCC Lines Drawn Available (Millions) Excludes committed borrowing lines related to foreign operations. (c) Dana Corporation. Dated February 23, 2005.

12/01 Total Portfolio Assets - $2,200 Dana Credit Corporation Portfolio Analysis ($ Millions) VASG 85 50 45 RESG 170 406 494 CMG 691 Value-Added Services Retained Real Estate Capital Markets 12/04 Total Portfolio Assets - $830 VASG 120 10 50 RESG 170 900 0 CMG 410 (c) Dana Corporation. Dated February 23, 2005.

2005 Light Vehicle Production (Units Millions) (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1. 2001 2002 2003 2004T 2005P 2006P 2007F East 415 443 20.5 21.8 22.7 23.9 575 2001 2002 2003 2004T 2005P 2006P 2007F East 477 466 1.9 2.4 2.6 2.7 451 2001 2002 2003 2004T 2005P 2006P 2007F East 48 55 15.9 15.8 15.8 16.1 75 2001 2002 2003 2004T 2005P 2006P 2007F East 278 260 19.6 20.5 20.7 21.3 358

2005 NAFTA Vehicle Production Class 5-7 Class 8 1999 241 333 2000 215 252 2001 176 146 2002 189 181 2003 196 177 2004T 232 259 2005P 256 293 2006P 266 337 (Units Thousands) Heavy (Class 8) + 13.1% Medium (Class 5-7) + 10.3% (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2003 2004T 2005P 2006P 2007F East 480 526 549 564 575 2003 2004T 2005P 2006P 2007F East 452 450 453 447 451 2003 2004T 2005P 2006P 2007F East 61 65 69 73 75 2005 Off-Highway Vehicle Production 2003 2004T 2005P 2006P 2007F East 281 325 353 361 358 (Units Thousands) (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Steel Outlook Estimated adverse impact of $100 million after tax, net of customer recoveries, vs. 2003 levels Cost-reduction programs underway Scrap prices are down and demand is moderating, but prices are not following Uncertainty exists (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Guidance ($ Millions, except per share data) Sales $9,600 Net Income* $210 - $245 EPS* $1.40 - $1.62 * Excludes unusual items (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Free Cash Flow Outlook $ Millions, with DCC on an Equity Basis (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Strategic Goals Profitable sales growth at twice the rate of the global vehicle market Reinvest in business: New technologies New products Strategic acquisitions and joint ventures Deliver best-quality products, on-time to our customers Expand geographically in growth markets (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

2005 Strategic Goals Increase earnings through accelerated cost and productivity initiatives Leverage our new, consolidated purchasing function Deploy lean manufacturing in every plant Apply value engineering to every product Continue standardizing administrative processes Maintain a strong balance sheet (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially. See cautionary statement on Slide 1.

Summary Improved earnings despite commodity prices Solid balance sheet Shared future with our customers Focused on: Top-line growth Earnings growth Execution is essential (c) Dana Corporation. Dated February 23, 2005.

Questions 69

71 Supplemental Slides

Capital Structure Reconciliation as of December 31, 2003 (c) Dana Corporation. Dated February 23, 2005.

Capital Structure Reconciliation as of December 31, 2004 (c) Dana Corporation. Dated February 23, 2005.

Dana's Net New Business 2005 2006 2007 ($ Millions) $155 145 $300 ASG $285 $150 HVTSG 125 100 TOTAL $410 $250 Jan-2005 77 (c) Dana Corporation. Dated February 23, 2005. Slide contains forward-looking information. Actual results may differ materially due to factors discussed on slide 1 Estimates based on Dana's review of the projected production schedules of our customers

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